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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  April 3, 1998



                         DSC COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)



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
         Delaware                                      0-10018                            54-1025763
(State or other jurisdiction                         (Commission                       (IRS Employer
     of incorporation)                               File Number)                      Identification No.)
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           1000 Coit Road
             Plano, Texas                              75075
(Address of principal executive offices)             (ZIP Code)


       Registrant's telephone number, including area code: (972) 519-3000
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ITEM 5.   Other Events.

    For a description of the events reported pursuant to this Form 8-K, reference is made to the press release issued to the public by the Registrant on April 3, 1998, the text of which is attached hereto as Exhibit 99.1.

ITEM 7.   Financial Statements and Exhibits.

    (c)   Exhibits.

    Exhibit No.    Description.

      99.1         Text of Press Release, dated April 3, 1998
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                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                               DSC COMMUNICATIONS CORPORATION


Date:  April 3, 1998           By: /s/ GEORGE B. BRUNT
                                   ---------------------------------------------
                                   George B. Brunt
                                   Vice President, Secretary and General Counsel
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                                EXHIBIT INDEX

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    Exhibit No.    Description.
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
    99.1           Text of Press Release, dated April 3, 1998

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